CENTENNIAL MONEY MARKET TRUST
                 Supplement dated June 15, 1998 to the
       Statement of Additional Information dated October 1, 1997

This Supplement to the Statement of Additional Information replaces the Supplement dated December 1, 1997 and changes the Statement of Additional Information as follows:

1. The sixth sentence under the section entitled "Trustees and Officers" on page A-1 is modified as follows:

      All of the officers except Mr. Carbuto, Ms. Wolf and Mr. Zimmer hold similar positions with each of the Denver Oppenheimer funds.

2. The biography for Dorothy Warmack under the section entitled "Trustees and Officers" on page A-3 is deleted.

3. Delete the fifth paragraph in the section entitled "Investment Management Services" on pages A-7 and replace it with the following:

      Independently of the Money Market Trust's Agreement, the Manager voluntarily agreed to waive a portion of the management fee otherwise payable to it by the Money Market Trust during the period from December 1, 1991 through November 21, 1997. For fiscal year ended June 30, 1995, June 30, 1996 and June 30, 1997, the reimbursements by the Manager to Money Market Trust were $0, $0 and $4,890,123, respectively. Contemporaneously with the amendment of Money Market Trust's Agreement with the Manager, the Manager withdrew its voluntary waiver on November 21, 1997.

4. The list of Corporate Industry Classifications (Exhibit B) on page A-43 is modified by including the following new classification: Asset Backed.


June 15, 1998                                                 PX0150.002